UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): July 10, 2014
 ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed to provide interim financial statements of certain subsidiaries pursuant to Rule 3-16 of Regulation S-X.
Exhibit 99.1 to this Current Report on Form 8-K presents the unaudited financial statements of ETE Common Holdings, LLC for the three months ended March 31, 2014 included with this Form 8-K.
Exhibit 99.2 to this Current Report on Form 8-K presents the unaudited consolidated financial statements of Energy Transfer Partners GP, L.P. and subsidiaries for the three month periods ended March 31, 2014 and 2013 included with this Form 8-K.
Exhibit 99.3 to this Current Report on Form 8-K presents the unaudited condensed consolidated financial statements of Regency GP LP and subsidiaries for the three month periods ended March 31, 2014 and 2013 included with this Form 8-K.
Exhibit 99.4 to this Current Report on Form 8-K presents the unaudited condensed consolidated financial statements of ETE GP Acquirer LLC and subsidiaries for the three month periods ended March 31, 2014 and 2013 included with this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

99.1	ETE Common Holdings, LLC unaudited financial statements for the three months ended March 31, 2014
99.2	Energy Transfer Partners GP, L.P. and subsidiaries unaudited consolidated financial statements for the three month periods ended March 31, 2014 and 2013
99.3	Regency GP LP unaudited condensed consolidated financial statements for the three month periods ended March 31, 2014 and 2013
99.4	ETE GP Acquirer LLC unaudited condensed consolidated financial statements for the three month periods ended March 31, 2014 and 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
By: LE GP, LLC, its general partner

Date: July 10, 2014	/s/ Jamie Welch Jamie Welch Group Chief Financial Officer